UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): MAY 9, 2003
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                             REPRO-MED SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


            New York                    0-12305               13-3044880
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  (State or other jurisdiction      Commission File          (IRS Employer
       or incorporation)                Number)           Identification No.)


                      24 Carpenter Road, Chester, NY 10918
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          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (845) 469-2042
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                                      N/A
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          (Former name or former address, if changed since last report)


ITEM 9. REGULATION FD DISCLOSURE

On May 9, 2003, the Registrant disseminated a press release through PR Newswire. A copy of the press release is attached as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        REPRO-MED SYSTEMS, INC.

Dated: May 12, 2003                     By:  /s/ Andrew I. Sealfon
                                        Its: President and
                                             Chief Executive Officer